UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☑
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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12
Mac-Gray Corporation

(Name of Registrant as Specified in Its Charter)
TUC Investor Value Creation Group, LLC
Kovpak II, LLC
Richard Drexler
Michael J. Soenen
Benjamin Kovler

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Copy to:
Neal Aizenstein
Morgan, Lewis & Bockius LLP
77 West Wacker Drive
Chicago, Illinois 60601
(312) 324-1751
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TUC Investor Value Creation Group, LLC

April 21, 2011

Dear Fellow Stockholder of Mac-Gray Corporation:

This Proxy Statement contains important information concerning the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of Mac-Gray Corporation (“Mac-Gray”) — please read it carefully. TUC Investor Value Creation Group, LLC and certain of its affiliates and associates (collectively, the “TUC IVC Group”) are the beneficial owners of an aggregate of 389,553 shares of common stock of Mac-Gray, representing approximately 2.75% of the outstanding shares of common stock. We have been a stockholder of Mac-Gray for more than ten years (over 4,000 days) and we believe that the Board of Directors of Mac-Gray (the “Board”) has imposed and maintained corporate governance policies that are not in the best interests of Mac-Gray’s stockholders. We are therefore soliciting your proxy to vote at the Annual Meeting on the following matters:

(1) to elect Richard Drexler, Michael J. Soenen and Benjamin Kovler, our three nominees, to serve as Class II directors in opposition to Mac-Gray’s three incumbent Class II directors whose terms expire at the Annual Meeting;

(2) to consider and vote upon an amendment to the 2009 Mac-Gray Corporation Stock Option and Incentive Plan to increase the number of shares of Mac-Gray common stock authorized for issuance under such plan from 2,300,000 shares to 4,100,000 shares;

(3) to consider and vote upon, if properly presented at the Annual Meeting, a stockholder proposal regarding the reorganization of the Board of Directors into one class;

(4) to consider and vote upon, on a non-binding, advisory basis, a resolution approving the overall compensation of Mac-Gray’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in Mac-Gray’s proxy statement;

(5) to consider and vote upon, on a non-binding, advisory basis, the frequency at which Mac-Gray should include an advisory vote on the compensation of Mac-Gray’s named executive officers;

(6) to ratify the selection of PricewaterhouseCoopers LLP as Mac-Gray’s independent registered public accounting firm for the fiscal year ended December 31, 2011;

and to transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

We are not seeking control of the Board of Directors at the Annual Meeting and our nominees if elected would constitute a minority of the Board. We are seeking stockholder representation in the boardroom so that our nominees can work with other current members of the Board and Mac-Gray’s senior management to improve Mac-Gray’s corporate governance policies and create stockholder value.

If you have already voted for the incumbent management slate and on the other matters listed above, you have every right to change your vote by submitting a later dated proxy.

WE URGE STOCKHOLDERS TO SUBMIT THE ENCLOSED GOLD PROXY CARD TO HAVE THEIR SHARES VOTED FOR THE ELECTION OF RICHARD DREXLER, MICHAEL J. SOENEN AND BENJAMIN KOVLER, FOR PROPOSAL 3, AGAINST PROPOSAL 4 AND, WITH RESPECT TO PROPOSAL 5, TO HAVE A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION EVERY YEAR. WE MAKE NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 6.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD OR FOLLOW THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT YOUR PROXY BY TELEPHONE OR INTERNET TODAY.

Thank you for your support,

Benjamin Kovler, Managing Member
TUC Investor Value Creation Group, LLC

2011 ANNUAL MEETING OF STOCKHOLDERS
OF
MAC-GRAY CORPORATION

PROXY STATEMENT
of
TUC INVESTOR VALUE CREATION GROUP, LLC
KOVPAK II, LLC
RICHARD DREXLER
MICHAEL J. SOENEN
BENJAMIN KOVLER

To Our Fellow Mac-Gray Stockholders:

This Proxy Statement and the accompanying GOLD proxy card are being furnished to stockholders of Mac-Gray Corporation (“Mac-Gray” or the “Company”) in connection with the solicitation of proxies by TUC Investor Value Creation Group, LLC and certain of its affiliates and associates (collectively, the “TUC IVC Group,” “we” or “us”), to be used at the 2011 Annual Meeting of Stockholders of Mac-Gray which is scheduled to be held at 9:00 A.M., local time, on Wednesday, May 18, 2011, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts 02109, and at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the GOLD proxy card are first being furnished to Mac-Gray’s stockholders on or about April 22, 2011.

We believe that the Board of Directors of Mac-Gray (the “Board”) has imposed and maintained corporate governance policies that are not in the best interests of Mac-Gray’s stockholders. We are not seeking control of the Board of Directors and our nominees, if elected, would constitute a minority of the Board. We are seeking stockholder representation in the boardroom so that our nominees can work with other current members of the Board and Mac-Gray’s senior management to improve Mac-Gray’s corporate governance policies and enhance stockholder value. We are therefore soliciting your proxy to vote at the Annual Meeting on the following matters:

Proposal 1:  to elect Richard Drexler, Michael J. Soenen and Benjamin Kovler, our three nominees (collectively, our “Nominees”), to serve as Class II directors in opposition to Mac-Gray’s three incumbent Class II directors whose terms expire at the Annual Meeting;

Proposal 2:  to consider and vote upon an amendment to the 2009 Mac-Gray Corporation Stock Option and Incentive Plan to increase the number of shares of Mac-Gray common stock authorized for issuance under such plan from 2,300,000 shares to 4,100,000 shares;

Proposal 3:  to consider and vote upon, if properly presented at the Annual Meeting, a stockholder proposal regarding the reorganization of the Board of Directors into one class;

Proposal 4:  to consider and vote upon, on a non-binding, advisory basis, a resolution approving the overall compensation of Mac-Gray’s named executive officers, as described in the Compensation Discussion and Analysis, executive compensation tables and accompanying narrative disclosures in Mac-Gray’s proxy statement;

Proposal 5:  to consider and vote upon, on a non-binding, advisory basis, the frequency at which Mac-Gray should include an advisory vote on the compensation of Mac-Gray named executive officers;

Proposal 6:  to ratify the selection of PricewaterhouseCoopers LLP as Mac-Gray’s independent registered public accounting firm for the fiscal year ended December 31, 2011;

and to transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

This Proxy Statement is soliciting proxies to elect Richard Drexler, Michael J. Soenen and Benjamin Kovler. The participants in our solicitation intend to vote all of their shares of common stock in favor of our Nominees and will not vote their shares in favor of any of Mac-Gray’s nominees.

RICHARD DREXLER, MICHAEL J. SOENEN AND BENJAMIN KOVLER ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL STOCKHOLDERS OF MAC-GRAY. THIS SOLICITATION IS BEING MADE BY THE TUC IVC GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF MAC-GRAY. WE URGE STOCKHOLDERS TO SUBMIT THE ENCLOSED GOLD PROXY CARD TO HAVE THEIR SHARES VOTED FOR THE ELECTION OF RICHARD DREXLER, MICHAEL J. SOENEN AND BENJAMIN KOVLER, FOR PROPOSAL 3, AGAINST PROPOSAL 4 AND, WITH RESPECT TO PROPOSAL 5, TO HAVE A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION EVERY YEAR. WE MAKE NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 6.

Each of our Nominees has consented to being named in this Proxy Statement and, if elected, to serve as director. Our Nominees and each of the other Participants (as defined below) have no interest in Mac-Gray other than through the beneficial ownership (if any) of shares of common stock, par value $0.01 per share, of Mac-Gray or other securities (if any) of Mac-Gray as disclosed herein.

IMPORTANT

According to Mac-Gray’s Amended and Restated By-Laws (the “Bylaws”) and applicable law, the election of our Nominees at the Annual Meeting requires a plurality of the votes properly cast on the election of directors by the holders of Mac-Gray’s common stock. Proposals 2, 3, 4 and 6 each require the affirmative vote of a majority of the votes properly cast for and against such proposals at a meeting at which a quorum is present. Proposal 5 requires the affirmative vote a majority of the votes properly cast for or against such proposal at a meeting at which a quorum is present, but if no alternative receives a majority of the votes properly cast, the alternative that receives a plurality of the votes properly cast shall be treated as the option recommended by the stockholders. As a result, your vote is extremely important. We urge you to sign, date and return the enclosed GOLD proxy card or follow the instructions on the GOLD proxy card to submit a proxy by telephone or Internet to vote FOR the election of Richard Drexler, Michael J. Soenen and Benjamin Kovler, FOR Proposal 3, AGAINST Proposal 4 and, with respect to Proposal 5, to have a stockholder vote on executive compensation every year. We make no recommendation with respect to Proposals 2 and 6.

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY MAC-GRAY. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE THAT PROXY BY DELIVERING A LATER-DATED GOLD PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, BY FOLLOWING THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET OR BY VOTING IN PERSON AT THE ANNUAL MEETING. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET-NAME, YOU SHOULD COMPLETE THE GOLD VOTING INSTRUCTION FORM THAT YOU ARE PROVIDED BY YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND RETURN IT AS REQUESTED OR FOLLOW THE INSTRUCTIONS FOR SUBMITTING A PROXY BY TELEPHONE OR THROUGH THE INTERNET PRINTED ON THE FORM. SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION, VOTING AND PROXY PROCEDURES” BELOW.

If you have questions or need assistance voting your shares, contact:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders Call Toll-Free at: (888) 750-5834
Banks and Brokers Call Collect at: (212) 750-5833

According to the proxy statement of Mac-Gray for the Annual Meeting, filed with the Securities and Exchange Commission (“Mac-Gray’s Proxy Statement”), only holders of record of Mac-Gray’s common stock, par value $0.01 per share, as of the close of business on April 4, 2011 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to Mac-Gray’s Proxy Statement, as of the Record Date, there were outstanding 14,216,590 shares of common stock of Mac-Gray. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of common stock of Mac-Gray held on the Record Date.

As of the Record Date, the Participants beneficially owned an aggregate 328,853 of shares of common stock of Mac-Gray, representing approximately 2.3% of the outstanding shares of common stock. The Participants intend to vote such shares FOR the election of Richard Drexler, Michael J. Soenen and Benjamin Kovler, FOR Proposal 3, AGAINST Proposal 4 and, with respect to Proposal 5, to have a stockholder vote on executive compensation every year. We make no recommendation with respect to Proposals 2 and 6.

WE URGE YOU TO VOTE YOUR SHARES AT THE ANNUAL MEETING FOR THE ELECTION OF RICHARD DREXLER, MICHAEL J. SOENEN AND BENJAMIN KOVLER, FOR PROPOSAL 3, AGAINST PROPOSAL 4 AND, WITH RESPECT TO PROPOSAL 5, TO HAVE A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION EVERY YEAR BY SUBMITTING THE ENCLOSED GOLD PROXY CARD TODAY. WE MAKE NO RECOMMENDATION WITH RESPECT TO PROPOSALS 2 AND 6. PLEASE SIGN, DATE AND RETURN THE GOLD PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR FOLLOW THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET.

BACKGROUND TO THE SOLICITATION

We first purchased shares of Mac-Gray in June, 1999 and currently beneficially own 389,553 shares, representing approximately 2.75% of Mac-Gray’s outstanding shares of common stock. We have been stockholders for more than ten years.

Kovpak II, LLC submitted a stockholder proposal at the 2010 annual meeting of Mac-Gray stockholders urging the Mac-Gray Board of Directors to take all necessary steps to redeem promptly all outstanding preferred stock purchase rights issued under Mac-Gray’s Shareholders Rights Agreement. This proposal was approved by the affirmative vote of a majority of the votes cast at the meeting.

On February 24, 2011, Kovpak II, LLC and Benjamin Kovler sent a notice of nomination letter to Mac-Gray stating their intention to seek to nominate Richard Drexler, Michael J. Soenen and Benjamin Kovler for election to the Board as Class II directors at the Annual Meeting. This notice was delivered to the Company prior to the February 25, 2011 deadline, as set forth in Mac-Gray’s proxy statement for the 2010 annual meeting of stockholders, for the submission of director nominations by stockholders at the Annual Meeting in accordance with Mac-Gray’s By-Laws. This notice complied with the information requirements relating to director nominations by stockholders at the Annual Meeting in accordance with Mac-Gray’s By-Laws, including: (a) the name and address of the stockholder giving the notice, as they appear on Mac-Gray’s books, and the names and addresses of any other stockholders nominating directors; (b) as to each proposing stockholder, certain information regarding such stockholder’s beneficial ownership of, and arrangements related to, Mac-Gray securities; (c) a description of all arrangements or understandings by and among any of the stockholders proposing such director nominees; and (d) all information relating to such director nominees that is required pursuant to Regulation 14A and the Securities and Exchange Act of 1934, as amended (including such director nominees’ written consent to being named in the proxy statement as a nominee and to serving as a director if elected).

Benjamin Kovler is the Managing Member of the TUC Investor Valve Creation Group, LLC and has served as Chief Investment Officer of Kovpak II, LLC since June, 2009. Each of Benjamin Kovler and Richard Drexler served on the Board of Directors of Trausch Inc. (the lending U.S. company in the re-manufactured refrigerated display case industry) from 2004 to 2010. Our Nominees will not receive any compensation from any of the Participants for their services as directors of Mac-Gray. There are no arrangements for understandings between the other Participants in our solicitation and any of our Nominees pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each of our Nominees to be named in this Proxy Statement and to serve as a director of Mac-Gray if elected as such at the Annual Meeting.

On April 8, 2011, we filed a preliminary proxy statement with the Securities and Exchange Commission pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended. On April 18, 2011, we filed a revised preliminary proxy statement with the Securities and Exchange Commission.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION,
VOTING AND PROXY PROCEDURES

Who is making this Solicitation?

The participants in this solicitation consist of TUC Investor Value Creation Group, LLC, an Illinois limited liability company, Kovpak II, LLC, a Delaware Illinois limited liability company, Richard Drexler, Michael J. Soenen and Benjamin Kovler (collectively, the “Participants”). This solicitation is not being made by the Board of Directors or management of Mac-Gray.

What matters am I being asked to vote on?

We are soliciting your proxy to vote as follows on the following matters at the Annual Meeting of Stockholders:

Proposal 1 — Election of Directors

We are soliciting your proxy to vote “FOR” the election of Richard Drexler, Michael J. Soenen and Benjamin Kovler to serve as Class II directors on the Board of Directors of Mac-Gray, each to hold office until Mac-Gray’s annual meeting of stockholders to be held in 2014 and until such director’s successor is duly elected and qualified, in opposition to Mac-Gray’s three incumbent directors whose terms expire at the Annual Meeting.

If you submit the GOLD proxy card and make no indication with respect to the election of directors, your proxy will be voted “FOR” Richard Drexler, Michael J. Soenen and Benjamin Kovler.

Proposal 2 — Amendment to the 2009 Mac-Gray Corporation Stock Option and Incentive Plan

We are soliciting your proxy to vote on Mac-Gray’s proposal to approve the amendment to the 2009 Mac-Gray Corporation Stock Option and Incentive Plan. We make no recommendation with respect to how you should vote on Proposal 2.

If you submit the GOLD proxy card and make no indication with respect to Proposal 2, your proxy will be voted “FOR” Proposal 2.

Proposal 3 — Stockholder Proposal — Shareholder Proposal to Declassify the Board of Directors

We are soliciting your proxy to vote “FOR” a stockholder proposal regarding the reorganization of the Board of Directors into one class.

If you submit GOLD proxy card and make no indication with respect to Proposal 3, your proxy will be voted “FOR” Proposal 3.

Proposal 4 — Non-Binding, Advisory Vote on the Compensation of Mac-Gray’s Named Executive Officers

We are soliciting your proxy to vote “AGAINST” Mac-Gray’s non-binding, advisory vote on the compensation of Mac-Gray’s Named Executive Officers.

If you submit the GOLD proxy card and make no indication with respect to Proposal 4, your proxy will be voted “AGAINST” Proposal 4.

Proposal 5 — Non-binding, Advisory Vote on the Frequency of the Stockholder Vote on Executive Compensation

We are soliciting your proxy to vote to have a stockholder vote on executive compensation every year.

If you submit the GOLD proxy card and make no indication with respect to Proposal 5, your proxy will be voted to recommend having executive compensation voting every year.

Proposal 6 — Ratification of the Election of Independent Registered Public Accounting Firm

We are soliciting your proposal to vote on Mac-Gray’s proposal to ratify the selection of PricewaterhouseCoopers LLC as Mac-Gray’s independent registered public accounting firm for the fiscal year ended December 31, 2011. We make no recommendation with respect to how you should vote on Proposal 6.

If you submit the GOLD proxy card and make no indication with respect to Proposal 6, your proxy will be voted “FOR” Proposal 6.

In addition, if you sign and return the accompanying GOLD proxy card or use the GOLD proxy card to vote by telephone or Internet, the proxy holders are authorized to vote in their discretion upon such other matters which the Participants do not know, a reasonable time before the solicitation, are to be presented at the Annual Meeting or any adjournments or postponements thereof.

What is the recommendation of the TUC IVC Group as to how I should vote?

We recommend you submit the GOLD proxy card to have your shares voted at the Annual Meeting FOR the election to the Mac-Gray Board of Directors of Richard Drexler, Michael J. Soenen and Benjamin Kovler, FOR Proposal 3, AGAINST Proposal 4 and, with respect to Proposal 5, to have a stockholder vote on executive compensation every year. We make no recommendation with respect to Proposals 2 and 6.

What do I need to do now?

This Proxy Statement contains important information about Mac-Gray, our Nominees, Proposals 2, 3, 4, 5 and 6, the Participants and our solicitation. We urge you to read this Proxy Statement carefully, including its annexes. After carefully reading and considering the information set forth in this Proxy Statement, please submit the GOLD proxy card to have your shares of common stock held on the Record Date voted at the Annual Meeting, or provide proper voting instructions with respect to such shares to your broker, bank, custodian or other nominee, as soon as possible so that your common stock will be represented and voted at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

According to Mac-Gray’s Proxy Statement, Bylaws and applicable law, holders of shares of Mac-Gray’s common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

How do I vote my shares if I am a stockholder of record?

As explained in the detailed instructions on your GOLD proxy card, if you are a stockholder of record, you may submit your proxy by telephone or on the Internet, by mail or in person at the Annual Meeting. To submit a proxy by telephone or Internet, follow the instructions on the enclosed GOLD proxy card. To submit your proxy by mail, sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. Alternatively, you can attend the Annual Meeting and vote in person. Written ballots will be distributed to stockholders who wish to vote in person at the Annual Meeting. To ensure that your shares are voted, we recommend that you submit the enclosed GOLD proxy card even if you plan to attend the Annual Meeting in person.

How do I vote shares that I hold through a broker, bank, custodian or other nominee?

If you hold shares through someone else, such as a broker, bank, custodian or other nominee (also known as holding shares in “Street-name”), you will receive voting material from that firm. Please complete the GOLD voting instruction form and return it as requested by your custodian. You may also be able to return your instructions by Internet or telephone — please see the voting form for instructions on how to access those voting methods.

If you hold your shares in Street-name, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank, custodian or other nominee and present it at the Annual Meeting.

What do I do if I receive a White proxy card from Mac-Gray?

We urge you not to return any White proxy card that Mac-Gray’s Board of Directors may send you. If you submit a proxy to us by signing and returning the enclosed GOLD proxy card or by following the instruction on the GOLD proxy card to submit a proxy by telephone or Internet, returning a later-dated White card will have the effect of revoking your earlier proxy. Only your latest-dated proxy will be counted at the Annual Meeting.

If you have already sent a White proxy card to Mac-Gray for the matters to be voted on, you may revoke it and have your shares voted at the Annual Meeting “FOR” the election of Richard Drexler, Michael J. Soenen and Benjamin Kovler, “FOR” Proposal 3, “AGAINST” Proposal 4 and, with respect to Proposal 5, to have a stockholder vote on executive compensation every year by signing, dating and returning the enclosed GOLD proxy card or by following the instructions on the GOLD proxy card to submit a proxy by telephone or Internet. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

What happens if I fail to instruct my broker, bank, custodian or other nominee?

If you hold your shares in Street-name through a broker, bank or other custodian, only the broker, bank, custodian or other nominee can vote your shares. In order to ensure that your shares are voted at the Annual Meeting, you must give specific instructions regarding how to vote your shares.

If you do not give specific instructions regarding how to vote your shares, the broker, bank, custodian or other nominee may not exercise their discretion to vote your shares with respect to the election of directors or any of the Proposals. As a result, we strongly urge you to give specific instruction regarding how to vote your shares by completing the GOLD voting instruction form provided to you by your custodian and returning it as requested by the firm.

What happens if I return a signed proxy without voting instructions?

All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card, your shares will be voted in accordance with that specification.

If you executed your GOLD proxy but failed to provide specific instructions on how to vote, your common stock will be voted (i) FOR the election of each of Richard Drexler, Michael J. Soenen and Benjamin Kovler, (ii) FOR Proposals 2, 3 and 6, (iii) AGAINST Proposal 4, (iv) with respect to Proposal 5, to have a stockholder vote on executive compensation every year and (v) in the proxy holder’s discretion as to other matters which the Participants do not know, a reasonable time before the solicitation, are to be presented at the Annual Meeting.

What is the quorum for the Annual Meeting?

According to Mac-Gray’s Bylaws and applicable law, a majority of shares of common stock of Mac-Gray entitled to vote, present in person or represented by proxy at the Annual Meeting shall constitute a quorum. “Withhold authority” votes, “abstentions” and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A “withhold authority” vote is a stockholder’s vote to withhold authority to cast a vote “for” the election of one or more director nominees. An “abstention” represents an affirmative choice to decline to vote on a proposal other than the election of directors. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power under applicable law with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. There will not be any broker non-votes with respect to the election of directors and Proposals 2, 3, 4, 5 and 6.

What is the vote required to approve matters at the Annual Meeting? What is the effect of abstentions and broker non-votes?

According to Mac-Gray’s Bylaws and applicable law, directors at the Annual Meeting are elected by a plurality of the votes properly cast on the election of directors. Proposals 2, 3, 4 and 6 each require the affirmative vote of a majority of the votes properly cast for and against such proposals at a meeting at which a quorum is present. For Proposal 5, the frequency of executive compensation votes, the alternative that receives a plurality of the votes properly cast is required for approval, but if no alternative receives a majority of the votes properly cast, the alternative that receives a plurality of the votes properly cast shall be treated as the option recommended by the stockholders. For Proposal 2, abstentions and broker non-votes are treated as a vote against the proposal. For Proposals 3, 4, 5 and 6, abstentions and broker non-votes are not included in the number of votes cast for and against the proposal and therefore have no effect on the vote on such proposal. For Proposal 2, in accordance with New York Stock Exchange (“NYSE”) rules, broker non-votes may affect the approval of such proposal to the extent broker non-votes cause less than a majority of the outstanding shares to be voted on such proposal. Abstentions are applicable to all proposals other than the proposal for election of directors. Neither abstentions nor broker non-votes will be counted for approval of any proposal.

Who may attend and vote at the Annual Meeting?

All Mac-Gray stockholders of record as of the Record Date may attend and vote at the Annual Meeting. If you hold your stock in Street-name, you may attend and vote in person at the Annual Meeting only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

Should I submit a proxy even if I plan to attend the Annual Meeting?

Whether or not you plan to attend the Annual Meeting, we urge you to submit promptly the GOLD proxy card to ensure that your shares are voted. Returning the enclosed GOLD proxy card by mail or following the instructions on the GOLD proxy card to submit a proxy by telephone or Internet will not affect your right to attend the Annual Meeting and vote in person.

How do I revoke a proxy?

If you are a stockholder of record, you may revoke or change your proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any White proxy cards which you may have submitted to Mac-Gray;

•	attending the Annual Meeting and withdrawing your proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation to the Secretary of Mac-Gray at 404 Wyman Street, Suite 400, Waltham, MA 02451, Attention: Linda Serafini, Secretary.

Although a revocation is effective if delivered to Mac-Gray, the TUC IVC Group requests that a copy of any revocation be mailed to TUC Investor Value Creation Group, LLC, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155, so that the TUC IVC Group will be aware of all revocations.

If you hold your stock in Street-name, and you submit proxy instructions, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures. If you hold your stock in Street-name, you may also attend and vote in person at the Annual Meeting, but only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO MAC-GRAY, WE URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE GOLD PROXY CARD OR FOLLOWING THE INSTRUCTIONS ON THE GOLD PROXY CARD TO SUBMIT A PROXY BY TELEPHONE OR INTERNET, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF MAC-GRAY WITH A COPY DELIVERED TO THE TUC IVC GROUP. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET-NAME AND YOU PREVIOUSLY RETURNED A PROXY CARD TO YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE, WE URGE YOU TO REVOKE IT BY (1) INFORMING THE HOLDER OF RECORD IN ACCORDANCE WITH THAT HOLDER’S PROCEDURES OR (2) OBTAINING A “LEGAL PROXY” FROM YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

Who can help answer my questions?

If you would like additional copies of this document, would like to ask any additional questions or need assistance voting your GOLD proxy card, please contact our proxy solicitor:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders Call Toll-Free at: (888) 750-5834
Banks and Brokers Call Collect at: (212) 750-5833

PROPOSAL 1 — ELECTION OF DIRECTORS — VOTE FOR THE ELECTION OF RICHARD DREXLER, MICHAEL J. SOENEN AND BENJAMIN KOVLER

According to Mac-Gray’s Proxy Statement, the Board of Directors of Mac-Gray is currently composed of eight directors divided into three classes serving three-year terms, with one class of directors elected by stockholders annually. According to Mac-Gray’s Proxy Statement, three Class II directors’ terms will expire at the Annual Meeting.

We are seeking your support at the Annual Meeting to elect Richard Drexler, Michael J. Soenen and Benjamin Kovler as Class II directors in opposition to the three incumbent Class II directors of Mac-Gray. If elected, Richard Drexler, Michael J. Soenen and Benjamin Kovler will constitute a minority of the members of the Board. Each of Richard Drexler, Michael J. Soenen and Benjamin Kovler is independent from Mac-Gray in accordance with the Securities and Exchange Commission (“SEC”) and New York Stock Exchange rules regarding director independence. Each of our Nominees has consented to serve as a director of Mac-Gray, if elected, and to be named in this Proxy Statement as a nominee for election to the Board of Directors of Mac-Gray. Our Nominees, if elected, would serve a three-year term as Class II directors and hold office until the 2014 annual meeting of stockholders and until a successor has been duly elected and qualified. Background information about each of our Nominees is set forth below.

Our Nominees

Set forth below are the name, age, business address, present principal occupation and employment and material occupations, positions, offices, or employments for at least the last ten years of each of our Nominees. This information has been furnished to the TUC Investor Value Creation Group, LLC by our Nominees.

Richard Drexler, age 63, has served as the Chairman of the Board of Directors and CEO of Quality Products, Inc., a public company involved in manufacturing, since October, 2002. From 1969 to 2006, Mr. Drexler served in various executive positions at Allied Products Corporation, an industrial manufacturing company, including President and CEO from 1986 to 1993 and Chairman, President and CEO from 1993 to 2006. From October 2000 to May 2006, Allied Products Corporation operated under Chapter 11 bankruptcy until the sale of its significant division. All outstanding debt was repaid. Mr. Drexler currently serves on the Board of Directors of Quality Products, Inc., Pro-Gard LLC and Restoration Cleaners LLC and formerly served on the Board of Directors of Allied Products Corporation, ABC Rail, Trausch Inc. (the leading U.S. company in the re-manufactured refrigerated display case industry) and Kenrich Holdings Inc. We believe that Mr. Drexler’s experience and qualifications as a CEO of manufacturing businesses, independent investor and director of publicly-traded corporations would make him a valuable member of Mac-Gray’s Board of Directors.

Michael J. Soenen, age 40, is a private investor. Mr. Soenen served as the Chairman of the Board of Directors, President and Chief Executive Officer of FTD Group, Inc. a leading provider of floral and specialty gift products and services to consumers and retail florists from 2004 to December, 2008. Prior to his position as Chief Executive Officer, Mr. Soenen served as President and Chief Operating Officer of FTD, Inc. from 2002-2004, President and CEO of FTD.com from 1999-2002, and Vice President of Marketing of FTD, Inc. from 1997-1999. Mr. Soenen also held positions at Perry Corp. and Salomon Brothers Inc. Mr. Soenen also serves on the board of directors of OptionsXpress, Inc. and formerly served on the boards of Rewards Network, Inc. and Youbet, Inc. He received a Bachelor of Arts from Kalamazoo College. We believe that Mr. Soenen’s experience and qualifications a CEO and director of retail businesses, independent investor and director of publicly-traded corporations would make him a valuable member of Mac-Gray’s Board of Directors.

Benjamin Kovler, age 32, has served as Chief Investment Officer of Kovpak II, LLC since June, 2009. Mr. Kovler has served as Director of Research of JK Management, Inc. since June, 2005. From September, 2002 to June, 2005 Mr. Kovler served as the Upper Division Math Teacher at Saint Mark’s School. Mr. Kovler served as an Associate at Swander Pace & Company, a strategic consulting firm, from September, 2000 to September, 2002. Mr. Kovler formerly served on the Board of Directors of Trausch, Inc. (the leading U.S. company in the re-manufacturing refrigerated display case industry) from 2004 to 2010. We believe that Mr. Kovler’s experience and qualifications as an investor in Mac-Gray for over ten years and independent investor would make him a valuable member of Mac-Gray’s Board of Directors.

Our Nominees will not receive any compensation from any of the Participants for their services as directors of Mac-Gray. None of the Nominees has received any compensation from Mac-Gray during Mac-Gray’s last completed fiscal year. Other than as stated herein, there are no arrangements or understandings between the other Participants in our solicitation and any of our Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each of our Nominees to be named in this Proxy Statement and to serve as a director of Mac-Gray if elected as such at the Annual Meeting. Neither of our Nominees nor any of their associates is a party adverse to Mac-Gray or any of its subsidiaries or has a material interest adverse to Mac-Gray or any of its subsidiaries in any material pending legal proceedings.

Pursuant to Mac-Gray’s Bylaws and applicable law, if Mac-Gray advances the date of the Annual Meeting by more than 30 days before, or delays the date of the Annual Meeting by more than 60 days after, the first anniversary of Mac-Gray’s 2010 annual meeting of stockholders, then the Participants reserve the right to nominate additional or substitute nominees and to propose other business to be considered by the stockholders at the Annual Meeting, provided, however, that such addition or substitution of new nominees or proposals of other business would require, pursuant to applicable law, that we provide additional proxy materials (including a supplement to this Proxy Statement and a revised proxy card) regarding the new nominees or other business to the stockholders of Mac-Gray and that we provide notice to Mac-Gray of our intent to propose new nominees or other business in accordance with the advance notice provisions in Mac-Gray’s Bylaws.

Our Reasons for Supporting Our Nominees

We have been a stockholder of Mac-Gray for more than ten years (over 4,000 days). We currently beneficially own 389,553 shares of Mac-Gray common shares, representing approximately 2.75% of Mac-Gray’s outstanding shares of common stock (based upon the 14,192,689 shares of common stock reported to be issued and outstanding in Mac-Gray’s annual report on Form 10-K for the fiscal year ended December 31, 2010 (the “Mac-Gray 2010 Form 10-K”) as of March 8, 2011). As significant stockholders of Mac-Gray, we have one simple goal — to create stockholder value for all stockholders.

We believe that our Nominees are highly qualified and experienced and will bring to the Mac-Gray Board of Directors a firm commitment to, and a very high respect for, corporate governance and positioning Mac-Gray for increasing returns to stockholders. Our Nominees have the stockholder orientation and focus and financial and operational expertise to improve oversight of management, hold management accountable and enhance corporate governance. Each of our Nominees understands the role a board of directors is to set the direction for the management of a company and hold management accountable for executing on board-approved strategic plans. If elected, our Nominees will be strong advocates for changes necessary to position Mac-Gray for future growth and enhanced stockholder value.

We are not seeking control of the Mac-Gray Board of Directors. Our Nominees, if elected, will constitute a minority of the members of the Board. We are seeking stockholder representation in the boardroom so that our Nominees can work with other current members of the Board and Mac-Gray’s senior management to improve Mac-Gray’s corporate governance policies and create stockholder value.

OUR NOMINEES ARE COMMITTED TO CREATING VALUE FOR ALL STOCKHOLDERS

We are interested in enhancing the value of the Mac-Gray common stock for the benefit of all stockholders. Neither the TUC IVC Group nor any of our Nominees has any current affiliation or commercial dealings with Mac-Gray, its management or any member of the Mac-Gray.

Our Nominees, if elected, will advocate for the exploration of all alternatives to create stockholder value and a comprehensive strategic review of opportunities available to Mac-Gray. These alternatives and opportunities may relate to operating strategies, capital allocation strategies, dividend payment rate, potential acquisitions and the potential sale of Mac-Gray. Our Nominees do not have pre-determined, specific plans with respect to the alternatives and opportunities. Instead, our Nominees, if elected, will review information available to directors with fresh viewpoints and work with Mac-Gray’s other directors to implement strategic alternatives designed to create stockholder value.

As discussed above, our Nominees will, if elected, constitute a minority of the Board of Directors and will not be able to adopt any measures without the support of at least some members of the current Board. Accordingly, our Nominees should be expected to articulate ideas relating to Mac-Gray’s strategy to create stockholder value with the rest of the Mac-Gray Board members.

YOU DESERVE A BOARD THAT LISTENS TO THE VIEWS OF, AND IS ACCOUNTABLE TO, YOU, ITS STOCKHOLDERS

Over the past several years, the Mac-Gray stockholders have attempted to communicate their concerns about Mac-Gray’s corporate governance and the lack of accountability of the Mac-Gray Board. At the 2010 annual meeting of Mac-Gray stockholders, a Mac-Gray stockholder submitted a proposal to declassify the Mac-Gray Board of Directors. This proposal was approved by the affirmative vote a majority of the votes cast at the meeting. In addition, Kovpak II, LLC submitted a stockholder proposal at the 2010 annual meeting of Mac-Gray stockholders urging the Mac-Gray Board of Directors to take all necessary steps to redeem promptly all outstanding preferred stock purchase rights issued under Mac-Gray’s Shareholder Rights Agreement. This proposal was also approved by the affirmative vote of a majority of the votes cast at the meeting. Despite the vote of Mac-Gray stockholders on these proposals, the Mac-Gray Board to date has not declassified the Board or redeemed the rights.

Our Nominees’ greatest loyalty will be to the stockholders of Mac-Gray. Our Nominees, if elected, will support the declassification of Mac-Gray’s Board, the redemption of the rights under Mac-Gray’s Shareholder Right Agreement and other changes that are generally regarded as “best practices” and would improve corporate governance at Mac-Gray and the accountability of the Mac-Gray Board.

WE BELIEVE THAT IT IS TIME FOR CHANGE

Two of the three Mac-Gray incumbent directors whose term expires at the Annual Meeting (Thomas E. Bullock and Alastair G. Robertson) serve on the Governance and Nominating Committee of the Mac-Gray Board. According to Mac-Gray’s Proxy Statement, this Committee assists the Board in finding and nominating qualified people for election to the Board, assessing and evaluating the Board’s effectiveness and establishing, implementing and overseeing Mac-Gray’s governance programs and policies.

The third Mac-Gray incumbent director whose term expires at the Annual Meeting, William F. Meagher, Jr., has attained the mandatory retirement age of 70 required under Mac-Gray’s Corporate Governance Guidelines. However, just as the Mac-Gray Board of Directors did with Mr. Edward G. McCauley (the third member of the Governance and Nominating Committee) last year, the Mac-Gray Board has approved an exception to the mandatory retirement age for Mr. Meagher.

We believe that it is time for change on the Mac-Gray Board and that it would benefit from the fresh viewpoints and new energy that our Nominees would bring to the Mac-Gray Board. With no prior decisions to justify, our Nominees will not hesitate to propose, if warranted, changes in the way that business and policies have been conducted in the past. Our Nominees will ask tough questions and work tirelessly with the other members of the Mac-Gray Board to take steps to improve corporate governance and create stockholder value.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF RICHARD DREXLER, MICHAEL J. SOENEN AND BENJAMIN KOVLER IN OPPOSITION TO MAC-GRAY’S THREE INCUMBENT DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING.

PROPOSAL 2 — AMENDMENT TO THE 2009 MAC-GRAY CORPORATION STOCK
OPTION AND INCENTIVE PLAN

At the Annual Meeting, according to Mac-Gray’s Proxy Statement, stockholders of Mac-Gray will be asked to vote to approve the amendment to the 2009 Mac-Gray Corporation Stock Option and Incentive Plan (the “2009 Plan”). For more information regarding this proposal, please see the related disclosure in Mac-Gray’s Proxy Statement.

We make no recommendation with respect to how you should vote on this Proposal. However, for the reasons discussed below, our Nominees, if elected, would work with other members of the Board to make sure that Mac-Gray’s stock-based incentive programs balance the need for employee incentives with the potential overall dilution to stockholders.

We believe that the stock-based incentive programs play an important role in Mac-Gray’s ability to attract, retain and motivate highly qualified employees. When used appropriately, equity incentives can be an effective tool in aligning employee and stockholder interests and motivating and providing effective incentives to employees. Unfortunately, we are concerned that the Mac-Gray Board (particularly in the last several years) has not appropriately balanced the benefits of equity grants with the overall dilution to stockholders resulting from such grants.

The Mac-Gray Board first submitted the 2009 Plan for stockholder approval on May 8, 2009 at Mac-Gray’s 2009 annual meeting of stockholders. The 2009 Plan provided for a maximum of 1,500,000 shares of common stock to be issued thereunder. This constituted approximately 11.1% of the 13,443,303 shares of common stock reported to be outstanding as of March 26, 2009 in Mac-Gray’s proxy statement for the 2009 annual meeting of stockholders.

The very next year, on May 26, 2010, the Mac-Gray Board submitted for stockholder approval an amendment to the 2009 Plan to increase the number of shares of common stock authorized or issuance under the Plan from 1,500,000 to 2,300,000. This 800,000 share increase constituted approximately 5.8% of the 13,780,386 shares of common stock reported to be outstanding on April 7, 2010 in Mac-Gray’s proxy statement for the 2010 annual meeting of stockholders. In the proxy statement, Mac-Gray disclosed that the additional shares would be for new hires, directors and existing employees during 2010 and 2011.

Now, for the second year in a row, the Mac-Gray Board is asking stockholders to approve an increase in the number of shares of common stock available for issuance under the 2009 Plan. This time Mac-Gray’s Board is seeking approval for another 1,800,000 shares from 2,300,000 shares to 4,100,000 shares. This 1,800,000 share increase would constitute approximately 12.7% of the 14,216,590 shares of common stock reported to be outstanding as of April 4, 2011 in Mac-Gray’s Proxy Statement. Mac-Gray’s Board now says that these increased shares would be for grants during 2011, 2012 and 2013.

The need for additional shares for equity grants in 2011 is contrary to Mac-Gray’s statement in last year’s proxy statement that last year’s 800,000 shares increase would be used for new hires, directors and existing employees during 2010 and 2011. According to footnote 16 in the consolidated financial statements included in Mac-Gray’s 2010 Form 10-K, as of December 31, 2010, 938,761 shares remain available for issuance (of which 299,520 shares of common stock have been committed to future restricted stock awards for which performance criteria have not been established). We believe that the Board should explain why the shares remaining as reported in Mac-Gray’s 2010 Form 10-K are not sufficient to cover equity grants until next year’s annual meeting of stockholders. This is particularly true since Mac-Gray’s revenues and number of employees decreased as of December 31, 2010 compared to December 31, 2009.

Our Nominees, if elected to the Board, will seek to make sure that the Board properly structures stock-based incentive programs that balance the need for employee incentives with the potential overall dilution to stockholders. This involves monitoring the number of equity awards made each year, as well as structuring such awards with appropriate time and performance vesting criteria. Specific adjustments to Mac-Gray’s stock-based incentive programs to be recommended by our Nominees, if elected, will be based on our Nominees’ review of relevant information available to directors, including reports by compensation consultants, and discussions with other Mac-Gray directors.

PROPOSAL 3 — STOCKHOLDER PROPOSAL ENTITLED:
“SHAREHOLDER PROPOSAL TO DECLASSIFY THE BOARD OF DIRECTORS”

Mac-Gray has received a stockholder proposal from Darlington Partners, L.P. (“Darlington”), 300 Drakes Landing Road, Suite 250, Greenbrae, CA 94904. Darlington has requested that Mac-Gray include the following proposal and supporting statement in its proxy statement for the Annual Meeting, and if properly presented this proposal will be voted on at the Annual Meeting. The stockholder proposal is quoted verbatim in italics below.

Stockholder Proposal

“RESOLVED, that the stockholders of Mac-Gray Corporation (the “Company”) request that the board of directors, in compliance with applicable law, take the steps necessary to reorganize the board of directors into one class subject to election each year. The implementation of this proposal should not affect the unexpired terms of directors elected to the board at or prior to the 2011 annual meeting.

Our Reasons for Urging a Vote FOR this Proposal

We believe accountability of the board of directors to the Company’s shareholders is of paramount importance. This proposal seeks to reorganize the Company’s board of directors so that each director will stand before the shareholders for re-election each year. We hope to eliminate the Company’s so-called “classified board,” whereby the directors are divided into three classes, each serving a three-year term. Under the current structure, shareholders can only vote on a portion of the board of directors at any given time.

If this proposal passes, shareholders might have the opportunity to register their views at each annual meeting — on the performance of the board as a whole and of each director as an individual. We believe that such annual accountability will serve to keep directors closely focused on the performance of top executives and on increasing shareholder value.

A similar non-binding proposal to declassify the board received majority support from shareholders at the Company’s 2010 annual meeting, but the board chose to ignore that vote and retain a classified board. That declassification proposal also received endorsements from three of the leading independent proxy advisory firms, including Institutional Shareholder Services (“ISS”), which stated in its recommendation report that: “Managements argue that staggered boards provide continuity and stability, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective... The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids...”

We believe evidence shows that the trend in corporate governance is moving toward declassified boards for large and small companies alike. Shareholder proposals urging annual elections of all directors received, on average, greater than 58% of the vote in each of the past four years, according to the ISS 2009 and 2010 Postseason Reports. In addition, numerous large- and small-cap companies have voluntarily declassified their boards in recent years. These include such respected companies as: Boston Scientific Corporation, EMC Corporation, Staples Inc. and Whirlpool Corporation.

We believe the Company should be a leader in corporate governance policy. If the Company were to take the steps necessary to declassify its board of directors, it would be a strong statement that this Company is committed to good corporate governance.

We urge you to join us in voting to declassify the election of directors, as a powerful tool to improve director accountability and financial performance. We urge you to vote FOR this proposal.”

Our Reasons for Urging a Vote FOR this Proposal

We believe that the election of directors is the primary avenue for stockholders to influence corporate governance and to hold management accountable for its implementation of those policies. We believe that annual elections of the entire board promote accountability. They also foster communications between investors and their elected representatives, directors.

The Mac-Gray Board is divided into three classes with each director serving a three-year term. Eliminating the classified board would require each director to stand for election annually and would give stockholders an opportunity to register their views on the performance of the board collectively and on each director individually every year.

We believe that the annual election of directors is one of the best methods available to stockholders to ensure that Mac-Gray will be managed in a manner that is in their interests. At Mac-Gray’s 2010 annual meeting, a majority of Mac-Gray’s stockholders supported a similar non-binding proposal to declassify the board. Unfortunately, despite the vote of Mac-Gray’s stockholders, the Mac-Gray Board has chosen to retain a classified board.

We believe that the refusal of Mac-Gray’s Board to declassify the board is contrary to a trend in corporate governance for public companies that is moving toward declassified boards. Shareholder proposals urging annual elections of all directors received, on average, greater than 58% of the vote in each of the past four years, according to the Institutional Shareholder Services 2009 and 2010 Post Season Reports.

Accordingly, we urge you to vote FOR the declassification of Mac-Gray’s Board in order to improve director accountability.

Our Nominees, if elected, will support the declassification of the Mac-Gray Board.

WE STRONGLY URGE YOU TO VOTE FOR PROPOSAL 3.

PROPOSAL 4 — NON-BINDING, ADVISORY VOTE ON THE COMPENSATION OF
MAC-GRAY’S NAMED EXECUTIVE OFFICERS

At the Annual Meeting, according to Mac-Gray’s Proxy Statement, stockholders of Mac-Gray will be asked to vote on a non-binding, advisory basis on the compensation of Mac-Gray’s Named Executive Officers. For more information regarding this proposal, please see the related disclosure in Mac-Gray’s Proxy Statement.

Our Reasons for Urging a Vote AGAINST this Proposal

We have several concerns with Mac-Gray’s executive compensation program. These concerns include:

•	as discussed under PROPOSAL 2 above, our concern that the Mac-Gray Board does not appropriately balance the benefits of equity grants with the overall dilution to stockholders resulting from such grants;

•	our belief that the Mac-Gray Board does not establish target levels for financial and strategic objectives that result in payments and/or vesting at appropriate levels of achievements (we note that Mac-Gray’s Proxy Statement discloses that, with respect to Mac-Gray’s Named Executive Officers, (i) restricted stock units subject to vesting for the current year vested 100%, (ii) the restricted stock unit excess annual grant for fiscal year 2009 vested at the 100% level and (iii) the restricted stock unit excess award grant for fiscal year 2010 vested at the 75% level); and

•	as discussed below, not only does Mac-Gray have employment agreements with its Named Executive Officers, but it also has severance agreements with each Named Executive Officer which provide for severance payments in the event of termination of employment following a change in control of Mac-Gray.

As discussed above, each of Mac-Gray’s Named Executive Officers has a Severance Agreement with Mac-Gray. According to Mac-Gray’s Proxy Statement, the terms of the Severance Agreements provide that if the executive officer’s employment is terminated within twenty-four (24) months following a “change in control” (as defined in the Severance Agreement) of Mac-Gray (i) by Mac-Gray for any reason (other than termination by Mac-Gray for cause or by reason of death or disability) or (ii) by the executive officer for “good reason” (as defined in the Severance Agreement), then the executive officer will receive:

•	a lump sum severance payment equal to two (2) times (2.99 for the CEO) the sum of (i) the executive officer’s average annual base salary over the three (3) fiscal years immediately prior to the terminating event (or the executive officer’s annual base salary in effect immediately prior to the change in control, if higher) and (ii) the executive officer’s average annual short-term incentive compensation over the three (3) fiscal years immediately prior to the change in control (or the executive officer’s annual bonus for the last fiscal year immediately prior to the change in control, if higher);

•	continuation of certain benefits, including, without limitation, health, dental and life insurance on the same terms and conditions as though the executive officer had remained an active employee, for the 24-month (or 36-month for the CEO) severance period; and

•	payment by Mac-Gray of all reasonable legal and arbitration fees and expenses incurred by the executive officer in obtaining or enforcing any right or benefit provided by the Severance Agreement, except in cases involving frivolous or bad faith litigation.

We understand that providing reasonable severance benefits to a limited number of senior executives after a change of control is an appropriate element of an executive compensation program. However, like many investors in public companies generally, we are concerned with the cost of severance agreements (commonly referred to as “golden parachutes”), especially those that provide payments exceeding 200% of salary and bonus. Our Nominees, if elected, will review relevant information available to directors, including reports by compensation consultants, and work with the other Mac-Gray directors so that any severance arrangements entered into the future are at appropriate market levels to attract and retain executives.

Accordingly, we urge you to vote AGAINST the compensation of Mac-Gray’s Named Executive Officers.

Our Nominees, if elected to the Board, will seek to make sure that the Board properly establishes and implements an appropriate executive compensation program, including appropriate equity grants as discussed under Proposal 2 above and appropriate severance benefits as discussed in this Proposal 4.

WE STRONGLY URGE YOU TO VOTE AGAINST PROPOSAL 4.

PROPOSAL 5 — NON-BINDING, ADVISORY VOTE ON THE FREQUENCY OF THE
STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

At the Annual Meeting, according to Mac-Gray’s Proxy Statement, stockholders of Mac-Gray will be asked to on a non-binding, advisory vote on the frequency of the stockholder vote on executive compensation. For more information regarding this proposal, please see the related disclosure in Mac-Gray’s Proxy Statement.

Our Reasons for Urging a Vote in Favor of Annual Votes on Compensation

The Mac-Gray Board is recommending in the Mac-Gray Proxy Statement that a non-binding, advisory vote on executive compensation be held every two years.

We believe that an annual stockholder vote on executive compensation is necessary to promote accountability and foster appropriate communications between stockholders and directors. As set forth under PROPOSAL 4 above, we have concerns about Mac-Gray’s executive compensation program. Although the Mac-Gray Board has to date not listened to the Mac-Gray’s stockholders vote on certain matters such as declassifying the Board of Directors or redeeming rights under its Shareholder Rights Agreement (each of which was approved by a majority vote of Mac-Gray stockholders at last year’s annual meeting), we believe that an annual vote will allow stockholders to register their views on executive compensation so that Mac-Gray’s Board can take those views into account when implementing Mac-Gray’s executive compensation policies.

Accordingly, we urge you to vote in favor of having executive compensation voting every year.

WE STRONGLY URGE YOU TO VOTE IN FAVOR OF HAVING EXECUTIVE COMPENSATION VOTING EVERY YEAR.

PROPOSAL 6 — RATIFICATION OF THE SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, according to Mac-Gray’s Proxy Statement, stockholders of Mac-Gray will be asked to ratify the election of PriceWaterhouseCoopers LLC as Mac-Gray’s independent registered public accounting firm for the fiscal year ended December 31, 2011. We make no recommendation with respect to how you should vote on this proposal.

OTHER PROPOSALS

We know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed GOLD proxy card will vote that proxy on such other matters in accordance with their discretion.

PARTICIPANTS IN SOLICITATION OF PROXIES

The participants in our solicitation of proxies from stockholders of Mac-Gray are TUC Investor Value Creation Group, LLC, an Illinois limited liability company (the “TUC IVC Group”), Kovpak II, LLC, a Delaware limited liability company (“Kovpak”), Benjamin Kovler, Richard Drexler and Michael Soenen. Mr. Kovler is the managing member of the TUC IVC Group and the Chief Investment Officer of Kovpak.

Mr. Drexler is the Chairman of the Board and Chief Executive Officer of Quality Products, Inc., a public company involved in manufacturing. Mr. Soenen is a private investor.

The principal business address of TUC Investor Value Creation Group, LLC, Kovpak II, LLC and Mr. Kovler is 875 N. Michigan, Suite 3400, Chicago, IL 60611. The principal business address of Mr. Drexler is 711 N. McKinley Road, Suite 6, Lake Forest, IL 60045. The principal business address of Mr. Soenen is 1631 The Strand, Hermosa Beach, California 90254.

As of the date hereof, the TUC IVC Group is deemed to indirectly beneficially own 389,553 shares of common stock of Mac-Gray, representing approximately 2.75% of Mac-Gray’s outstanding shares (based upon the 14,216,590 shares stated to be outstanding as of the Record Date according to Mac-Gray’s Proxy Statement). Mr. Kovler, by virtue of his relationship to the TUC IVC Group and Kovpak, may be deemed to indirectly beneficially own the shares which each of the TUC IVC Group and Kovpak is deemed to beneficially own. Mr. Kovler disclaims beneficial ownership with respect to such shares except to the extent of his pecuniary interests therein. Each of the TUC IVC Group, Kovpak and Mr. Kovler has shared voting power and shared investment power with regard to the 389,553 shares which the TUC IVC Group is deemed to beneficially own. Each of Mr. Drexler and Mr. Soenen does not own, and has never owned, beneficially or of record, any shares of capital stock of Mac-Gray.

For information regarding purchase and sales of securities of Mac-Gray by the Participants, including our Nominees, please see Annex A attached hereto.

Other than as stated in this Proxy Statement or in any of the Annexes attached hereto, (i) during the last 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of Mac-Gray; (iii) no Participant owns any securities of Mac-Gray which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of Mac-Gray during the past two years; (v) no part of the purchase price or market value of the securities of Mac-Gray owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any persons with respect to any securities of Mac-Gray, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, divisions of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of Mac-Gray; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Mac-Gray; (ix) no Participant nor any of their associates was a party to any transaction, or series of similar transactions, since the beginning of Mac-Gray’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Mac-Gray or any of its subsidiaries was or is a party, in which the amount involved exceeds $120,000; (x) no Participant nor any of their associates has any arrangement or understanding with any person with respect to any future employment by Mac-Gray or its affiliates, or with respect to any future transactions to which Mac-Gray or any of its affiliates will or may be a party; and (xi) no person, including each Participant, who is a party to an arrangement or understanding pursuant to which our Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted on at the Annual Meeting, other than an interest, if any, as a stockholder of Mac-Gray.

COST AND METHOD OF SOLICITATION

Solicitation of proxies pursuant to this Proxy Statement shall be made by the Participants. The TUC IVC Group will bear the cost of our solicitation.

The TUC IVC Group has entered into an agreement with Innisfree M&A Incorporated (“Innisfree”) for solicitation and advisory services in connection with our solicitation, for which Innisfree is to receive a fee not to exceed $75,000 plus reimbursement for its reasonable out-of-pocket expenses. The TUC IVC Group has agreed to indemnify Innisfree against certain liabilities and expenses, including certain liabilities under the federal securities laws. Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to Innisfree pursuant to the foregoing provisions, we have been informed, that in the opinion of the SEC, such indemnification is against public policy and is therefore unenforceable. Proxies may be solicited by mail, courier services, Internet, advertising, telephone or telecopier or in person. It is anticipated that Innisfree will employ approximately 40 persons to solicit proxies from Mac-Gray stockholders for the Annual Meeting. The Participants have not employed, and they will not employ, any employees to solicit proxies from Mac-Gray stockholders for the Annual Meeting. The total expenditures in furtherance of, or in connection with, our solicitation of proxies is estimated to be $250,000 in total. These expenses include fees and expenses for attorneys, proxy solicitors, printing, postage, filing expenses and other costs incidental to our solicitation. Of this estimated amount, approximately $100,000 has been spent to date. The actual costs and expenses could be materially different than the estimated amounts and, in particular, could be substantially higher if for any reason litigation is instituted in connection with the matters related to this proxy solicitation.

The TUC IVC Group intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected, but does not intend to submit the issue of reimbursement to a vote of security holders.

STOCKHOLDER PROPOSALS

According to Mac-Gray’s Proxy Statement, any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for presentation at Mac-Gray’s 2011 annual meeting must be received by Mac-Gray on or before December 20, 2011 to be eligible for inclusion in Mac-Gray’s proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to: Secretary, Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451.

According to Mac-Gray’s Proxy Statement, any stockholder proposals (including recommendations of nominees for election to the Board) intended to be presented at the Company’s 2011 annual meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of Mac-Gray not later than February 18, 2012 and not earlier than January 19, 2012, together with all supporting documentation required by Mac-Gray’s Bylaws. Proxies solicited by the Board will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

ADDITIONAL INFORMATION

According to Mac-Gray’s Proxy Statement, the mailing address of the principal executive offices of Mac-Gray is 404 Wyman Street, Suite 400, Waltham, MA 02415.

Please see Annex B for information regarding persons who beneficially own more than 5% of Mac-Gray’s shares and the ownership of Mac-Gray shares by the directors and management of Mac-Gray.

As noted in relevant places in this Proxy Statement, certain of the information concerning Mac-Gray contained in this Proxy Statement and the Annexes attached hereto has been taken from, or is based upon, Mac-Gray’s publicly available information, including Mac-Gray’s Proxy Statement. This information consists of the sections in this Proxy Statement entitled: “Proposal Two — Amendment to the 2009 Mac-Gray Corporation Stock Option and Incentive Plan,” “Proposal 3 — Stockholder Proposal Entitled: Shareholder Proposal to Reclassify the Board of Directors,” “Proposal 4 — Non-Binding, Advisory Vote on the Compensation of Mac-Gray’s Named Executive Offices,” “Proposal 5 — Non-Binding, Advisory Vote on the Frequency of the Stockholder Vote on Executive Compensation,” Proposal 6 — Ratification of the Selection of Independent Registered Public Accounting Firm,” and “Annex B,” as well as additional information in this Proxy Statement which is specifically designated as being taken from, or based upon, Mac-Gray’s Proxy Statement. This information is included in this Proxy Statement because it is our understanding that the staff of the Division of Corporation Finance of the SEC interprets the proxy rules under the Exchange Act to require that such information be included in this Proxy Statement. The TUC IVC Group was not involved in the preparation of Mac-Gray’s Proxy Statement, and has not independently verified any of the statements contained Mac-Gray’s Proxy Statement or any of its other filings with the SEC.

TUC INVESTOR VALUE CREATION GROUP, LLC
KOVPAK II, LLC
RICHARD DREXLER
MICHAEL J. SOENEN
BENJAMIN KOVLER

Date: April 21, 2011

ANNEX A — SUMMARY OF PURCHASES AND
SALES OF SECURITIES OF MAC-GRAY

The following list indicates the date of each purchase and sale of common stock of Mac-Gray, made by the Participants, as well as the quantity of shares and aggregate U.S. dollar amount in each such purchase and sale. Mr. Kovler may be deemed to indirectly beneficially own the shares of common stock purchased or sold by the TUC Investor Value Creation Group, LLC, Kovpak II, LLC and the Blum-Kovler Foundation in the list below.

	Quantity of	U.S. Dollar
Trade Date	Shares	Amount

TUC Investor Value Creation Group, LLC
Purchases:
3/2/2011	500.00	$7,487.90
3/28/2011	3,000.00	$46,691.40
4/5/2011	3,000.00	$49,123.20
4/6/2011	1,700.00	$28,180.05
4/7/2011	3,000.00	$49,869.00
4/8/2011	25,000.00	$411,747.50
4/12/2011	5,000.00	$79,995.00
4/13/2011	6,000.00	$96,081.00
4/14/2011	4,000.00	$63,677.20
4/15/2011	5,000.00	$79,941.00
4/18/2011	3,000.00	$47,637.90
4/19/2011	2,000.00	$31,818.40
4/20/2011	1,000.00	$15,998.90

Benjamin Kovler
Purchases:
6/30/1999	300.00	$2,606.25
12/19/2008	500.00	$3,600.00
1/27/2009	100.00	$658.00
2/5/2009	5.00	$31.50
2/9/2009	400.00	$2,540.00
2/20/2009	400.00	$2,440.00
3/10/2009	500.00	$2,750.00
3/11/2009	500.00	$2,700.00
3/12/2009	400.00	$2,100.00
4/9/2009	700.00	$3,570.00
4/9/2009	350.00	$1,785.00
4/14/2009	500.00	$2,535.00
4/15/2009	2,000.00	$10,200.00
4/15/2009	2,000.00	$10,200.00
4/15/2009	500.00	$2,540.00
4/16/2009	500.00	$2,510.00
4/20/2009	700.00	$3,953.00
4/22/2009	200.00	$1,160.00
5/6/2009	8,000.00	$64,534.40
5/7/2009	4,200.00	$37,040.22

	Quantity of	U.S. Dollar
Trade Date	Shares	Amount

5/18/2009	2,648.00	$24,534.51
5/20/2009	200.00	$1,940.00
5/20/2009	600.00	$5,819.99
6/8/2009	2,500.00	$25,672.50
6/9/2009	500.00	$5,373.00
6/22/2009	1,000.00	$12,505.00
6/22/2009	1,000.00	$12,505.00
9/4/2009	1,000.00	$9,895.00
9/8/2009	2,700.00	$26,829.90
9/9/2009	42.00	$409.92
9/10/2009	4,900.00	$48,316.94
9/11/2009	300.00	$2,940.00
2/28/2011	3,000.00	$47,623.20
3/1/2011	1,058.00	$16,881.55
3/3/2011	4,000.00	$63,410.40
3/3/2011	500.00	$7,850.00
3/4/2011	1,500.00	$23,491.80
3/4/2011	1,500.00	$23,249.40
3/7/2011	1,000.00	$15,669.30
3/7/2011	39.00	$612.50
3/7/2011	39.00	$612.69
3/8/2011	200.00	$3,144.00
3/9/2011	3,300.00	$52,437.00
3/10/2011	2,000.00	$29,681.20
3/10/2011	4,000.00	$59,536.00
3/10/2011	500.00	$7,495.00
3/11/2011	1,000.00	$15,064.70
3/11/2011	2,000.00	$28,500.00
3/11/2011	100.00	$1,482.99
3/11/2011	750.00	$11,279.25
3/11/2011	400.00	$5,987.96
3/11/2011	436.00	$6,335.04
3/11/2011	564.00	$8,194.92
3/11/2011	400.00	$5,983.96
3/11/2011	100.00	$1,497.00
3/16/2011	100.00	$1,415.00
3/17/2011	400.00	$5,724.00
3/18/2011	731.00	$10,623.33
3/21/2011	100.00	$1,481.00
3/21/2011	400.00	$5,932.00
4/5/2011	200.00	$3,276.00
Sales:
2/8/2007	(200.00)	$2,720.00
2/9/2007	(100.00)	$1,360.00

	Quantity of	U.S. Dollar
Trade Date	Shares	Amount

6/26/2009	(1,000.00)	$13,750.00
7/8/2009	(800.00)	$9,632.00
7/23/2009	(500.00)	$6,450.00
7/23/2009	(1,000.00)	$12,650.00
7/23/2009	(500.00)	$6,550.00
9/22/2009	(200.00)	$2,404.00
2/18/2010	(200.00)	$2,058.00
2/19/2010	(700.00)	$7,133.00
2/25/2010	(600.00)	$6,246.00
3/8/2010	(1,000.00)	$10,600.00
3/15/2010	(1,000.00)	$11,000.00
3/29/2010	(936.00)	$10,492.56
3/30/2010	(200.00)	$2,248.00
4/5/2010	(900.00)	$10,251.00
4/6/2010	(900.00)	$10,818.00
4/7/2010	(100.00)	$1,216.00
4/29/2010	(200.00)	$2,458.00
5/12/2010	(176.00)	$2,191.20
9/13/2010	(1,000.00)	$12,200.00
9/20/2010	(40.00)	$500.00
10/6/2010	(500.00)	$6,250.00
11/4/2010	(1,000.00)	$12,500.00
11/4/2010	(1,000.00)	$12,834.28
11/4/2010	(1,000.00)	$12,834.28
11/22/2010	(100.00)	$1,388.00
11/24/2010	(300.00)	$4,212.00
11/29/2010	(400.00)	$5,740.00
12/7/2010	(400.00)	$6,252.04
12/7/2010	(100.00)	$1,508.01
12/7/2010	(300.00)	$4,521.00
12/9/2010	(500.00)	$7,625.05
12/9/2010	(9.00)	$141.66
12/14/2010	(200.00)	$2,854.02
12/14/2010	(200.00)	$2,854.00
12/17/2010	(350.00)	$5,456.54

Blum-Kovler Foundation
Purchases:
6/6/2001	54,700.00	$188,715.00
4/20/2009	150.00	$820.01
5/5/2009	1,000.00	$7,173.00
5/15/2009	3,182.00	$28,075.42
5/26/2009	200.00	$1,800.00
5/27/2009	5,000.00	$45,000.00

	Quantity of	U.S. Dollar
Trade Date	Shares	Amount

5/28/2009	2,500.00	$22,375.00
5/29/2009	400.00	$3,564.00
3/21/2011	2,500.00	$37,439.50
3/22/2011	8,800.00	$133,416.80
3/23/2011	2,700.00	$40,777.02
3/24/2011	2,000.00	$30,484.00
4/5/2011	5,000.00	$81,872.00
Sales:
11/5/2010	(300.00)	$3,920.01
11/8/2010	(100.00)	$1,313.00
11/9/2010	(6,732.00)	$87,566.49

Kovpak II, LLC
Purchases:
4/27/2001	2,000.00	$7,300.00
5/31/2001	100,000.00	$350,000.00
5/31/2001	25,000.00	$92,500.00
3/13/2009	4,000.00	$20,996.80
3/24/2009	100.00	$500.00
3/26/2009	900.00	$4,500.00
3/26/2009	300.00	$1,500.00
3/26/2009	100.00	$505.00
3/26/2009	1,000.00	$5,150.00
3/26/2009	100.00	$521.00
3/26/2009	1,000.00	$5,250.00
3/31/2009	500.00	$2,500.00
4/2/2009	104.00	$528.32
4/2/2009	21.00	$106.05
4/2/2009	200.00	$1,016.00
4/2/2009	96.00	$487.68
4/2/2009	100.00	$515.00
4/3/2009	700.00	$3,633.00
4/3/2009	200.00	$1,020.00
4/7/2009	100.00	$517.00
4/7/2009	200.00	$1,030.00
4/7/2009	200.00	$1,038.00
4/7/2009	100.00	515.00
4/7/2009	100.00	515.00
4/7/2009	200.00	1,028.00
4/8/2009	1,800.00	9,207.00
4/9/2009	3,000.00	$15,311.00
4/13/2009	300.00	$1,515.00
4/14/2009	5,000.00	$25,428.50
4/14/2009	300.00	$1,524.00

	Quantity of	U.S. Dollar
Trade Date	Shares	Amount

4/15/2009	10,000.00	$50,000.00
4/15/2009	100.00	$495.00
4/16/2009	3,500.00	$17,635.80
4/16/2009	1,900.00	$9,543.00
4/27/2009	100.00	$688.00
4/27/2009	200.00	$1,390.00
4/27/2009	200.00	$1,390.00
4/28/2009	300.00	$2,043.00
5/11/2009	2,000.00	$18,000.00
5/12/2009	1,500.00	$13,500.00
3/1/2011	2,500.00	$40,185.00
3/2/2011	643.00	$10,055.86
3/4/2011	5,800.00	$90,834.96
3/7/2011	4,000.00	$62,677.20
3/10/2011	10,000.00	$148,406.00
3/10/2011	2,400.00	$35,617.44
3/14/2011	1,800.00	$25,979.58
3/18/2011	10,000.00	$145,326.00
4/07/2011	9,700.00	$161,243.10
Sales:
7/27/2006	(3,000.00)	$33,789.90
11/22/2006	(200.00)	$2,205.00
2/08/2007	(2,000.00)	$27,200.00
8/07/2007	(600.00)	$9,750.00
4/23/2009	(4,100.00)	$29,725.00
6/19/2009	(200.00)	$2,584.00
5/11/2010	(1,000.00)	$12,331.00
9/21/2010	(1,000.00)	$12,260.00
9/24/2010	(1,000.00)	$12,310.00
11/8/2010	(826.00)	$10,804.08
11/9/2010	(4,900.00)	$63,736.75
12/9/2010	(536.00)	$8,157.92
12/17/2010	(500.00)	$7,840.00

ANNEX B — PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of Mac-Gray’s Common Stock as of April 4, 2011 by (i) each person known by Mac-Gray to own beneficially five percent (5%) or more of the outstanding shares of Mac-Gray’s Common Stock, (ii) each director of Mac-Gray, the CEO and each of the NEOs, and (iii) all directors and executive officers of Mac-Gray as a group. Except as otherwise indicated, Mac-Gray believes that the beneficial owners of Mac-Gray’s Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

	Shares Beneficially	Percentage of Shares
Name of Beneficial Owner(1)	Owned(2)	Beneficially Owned

Stewart G. MacDonald, Jr.(3)(4)(5)	2,247,560	15.81%
Cynthia V. Doggett(3)(6)	2,247,560	15.81%
River Road Asset Management, LLC(7)	1,732,654	12.19%
Peter C. Bennett, R. Robert Woodburn, Jr.(3)(4)(8)	1,222,276	8.60%
Polaris Capital Management, Inc.(9)	1,194,526	8.40%
Dimensional Fund Advisors LP(10)	1,157,507	8.14%
Daniel W. MacDonald(3)(4)(11)	1,147,700	8.07%
Sandra E. MacDonald(3)(4)(12)	995,746	7.00%
Richard G. MacDonald(3)(13)	995,746	7.00%
Rutabaga Capital Management(14)	740,767	5.21%
Coliseum Capital Management	727,901	5.12%
Gilbert M. Roddy, Jr.(3)(15)	301,047	2.12%
Michael J. Shea(16)	267,169	1.88%
Neil F. MacLellan, III(16)	229,701	1.62%
Robert J. Tuttle(16)	138,568	*
Philip Emma(16)	118,574	*
Thomas E. Bullock(16)	103,186	*
Edward F. McCauley(16)	69,919	*
Christopher T. Jenny(16)	61,796	*
David W. Bryan(16)	59,092	*
Mary Ann Tocio(16)	55,042	*
William F. Meagher, Jr.(16)	32,567	*
Alastair G. Robertson(16)	26,306	*
Bruce C. Ginsberg(16)	16,739	*
All executive officers and directors as a group (15 persons)(18)	3,554,524	25.00%

*	less than 1%

(1)	Unless otherwise indicated by footnote, the mailing address for each stockholder and director is c/o Mac-Gray Corporation, 404 Wyman Street, Suite 400, Waltham, MA 02451.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number and percentage of shares of Mac-Gray’s Common Stock beneficially owned by a person, shares of Mac-Gray’s Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 4, 2011 are deemed outstanding for computing the percentage ownership of the person holding such options but are not deemed to be outstanding for purposes of computing the percentage for any other person. As of April 4, 2011, a total of 14,216,590 shares of Mac-Gray’s Common Stock were issued and outstanding.

(3)	Mac-Gray and certain stockholders of Mac-Gray, including: Stewart G. MacDonald, Jr., Sandra E. MacDonald, Daniel W. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o Stewart G. MacDonald, Jr., The Evelyn C. MacDonald Family Trust f/b/o Sandra E. MacDonald, The Evelyn C. MacDonald Family Trust f/b/o of Daniel W. MacDonald (each of these sub-trusts under the The Evelyn C. MacDonald Family Trust is referred to herein as a “Sub-Trust,” and collectively, the “Sub-Trusts”), The Stewart G. MacDonald, Jr. 1984 Trust (the “SGM Trust”), The Daniel W. MacDonald Revocable Living Trust, the New Century Trust, the Richard G. MacDonald 2004 GST Non-Exempt Irrevocable Trust dated April 23, 2004 (the “RGM Non-Exempt Trust”), the Richard G. MacDonald 2004 GST Exempt Irrevocable Trust dated April 23, 2004 (the “RGM Exempt Trust”), The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997, The Robert C. MacDonald GST Trust-1997, Cynthia V. Doggett and certain other holders (who hold in the aggregate a de minimis fraction of the issued and outstanding Common Stock of Mac-Gray) are parties to a Stockholders’ Agreement dated June 26, 1997 (the “Stockholders’ Agreement”). The Stockholders’ Agreement gives the parties thereto rights of first offer to purchase shares offered for sale by another stockholder who is a party thereto, as well as providing Mac-Gray with rights of second offer to purchase such shares. As a result of the Stockholders’ Agreement, each of the parties thereto may be deemed to beneficially own all of the shares of Mac-Gray’s Common Stock owned by the other parties thereto, although such beneficial ownership is not reflected in the table of shares beneficially owned.

(4)	A total of 1,222,276 shares are held in trust pursuant to The Evelyn C. MacDonald Family Trusts (the “ECM Trust”), the grantor of which is Ms. E. MacDonald. The independent trustees (the “Independent Trustees”) of the ECM Trust are Peter C. Bennett (“Mr. Bennett”) and R. Robert Woodburn, Jr. (“Mr. Woodburn”). In addition, each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald are trustees of the individual Sub-Trust under the ECM Trust of which such individual is a beneficiary. Of the 1,222,276 shares held by the ECM Trust, 566,667 shares are held in a Sub-Trust for the benefit of Mr. S. MacDonald, 88,942 shares are held in a Sub-Trust for the benefit of Ms. S. MacDonald, and 566,667 shares are held in a Sub-Trust for the benefit of Mr. D. MacDonald. The Independent Trustees have voting power over the shares held by the ECM Trust and the Sub-Trusts, and may be deemed to have beneficial ownership of such shares. The three trustees of each Sub-Trust (including each of Mr. S. MacDonald, Ms. S. MacDonald and Mr. D. MacDonald as to their own respective Sub-Trust) generally have the shared power to dispose of the shares attributed to such Sub-Trust and, therefore, may be deemed to have beneficial ownership of the shares held by such Sub-Trust.

(5)	Includes (i) 626,608 shares held by the SGM Trust, of which Mr. S. MacDonald serves as co-trustee and is sole beneficiary, (ii) 301,047 shares held by the New Century Trust, of which Mr. S. MacDonald is the grantor, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, of which Mr. S. MacDonald serves as co-trustee and is the beneficiary, (iv) 140,334 shares held by the wife of Mr. S. MacDonald, (v) 146,702 shares held by the minor children of Mr. S. MacDonald, (vi) 142,840 shares held by Mr. S. MacDonald directly and (vii) 323,362 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 4, 2011 held by Mr. S. MacDonald. Mr. S. MacDonald may replace the shares held by the New Century Trust at any time with property of equivalent value and, therefore, may be deemed to beneficially own all such shares. Mr. S. MacDonald disclaims beneficial ownership of the shares described in (ii), (iv) and (v) of this footnote.

(6)	Includes (i) 626,608 shares held by the SGM Trust, of which Ms. Doggett serves as co-trustee with her husband, Mr. S. MacDonald, who is also sole beneficiary, (ii) 301,047 shares held by the New Century Trust, of which Ms. Doggett serves as co-trustee, (iii) 566,667 shares held by the ECM Trust for the benefit of Mr. S. MacDonald, who serves as co-trustee and is the beneficiary, (iv) 140,334 shares held by Ms. Doggett directly, (v) 146,702 shares held by Ms. Doggett’s minor children, (vi) 142,840 shares held by Ms. Doggett’s husband (Mr. S. MacDonald), and (vii) 323,362 shares issuable upon exercise of stock options currently exercisable or exercisable within 60 days of April 4, 2011 held by Ms. Doggett’s husband (Mr. S. MacDonald). The shares held in the New Century Trust may be replaced at any time by the grantor, Mr. S. MacDonald, with property of equivalent value. The SGM Trust is revocable by the grantor, Mr. S. MacDonald. Ms. Doggett disclaims beneficial ownership of all of the shares described in this footnote except for the shares she holds directly.

(7)	Information is based on a Schedule 13D/A filed with the SEC on March 4, 2011 by River Road Asset Management, LLC (“River Road”), which is located at 462 South Fourth Street, Suite 1600, Louisville, Kentucky 40202. Of the 1,732,654 shares beneficially owned, River Road has sole voting power over 1,281,164 shares.

(8)	Includes 1,222,276 shares held by the ECM Trust for which Mr. Bennett and Mr. Woodburn serve as co-trustees and share voting and dispositive power. Mr. Bennett and Mr. Woodburn disclaim beneficial ownership of the shares held by the ECM Trust. Mr. Bennett’s mailing address is 111 Cushing Street, Hingham, Massachusetts 02043. Mr. Woodburn’s mailing address is c/o Edwards Angell Palmer & Dodge LLP, 111 Huntington Avenue, Boston, MA 02199.

(9)	Information is based on a Schedule 13G/A filed with the SEC on January 31, 2011 by Polaris Capital Management, LLC (“Polaris”), which is located at 125 Summer Street, Suite 1470, Boston, Massachusetts 02110. Of the 1,194,526 shares beneficially owned, Polaris has sole investment discretion with respect to 1,194,526 shares and sole voting authority over 1,178,185 of such shares.

(10)	Information is based on a Schedule 13G/A filed with the SEC on February 11, 2011 by Dimensional Fund Advisors LP (“Dimensional”). Dimensional, located at Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746, is an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts (the “Funds”). In its role as investment adviser, sub-adviser and/or manager, neither Dimensional or its subsidiaries possesses voting and/or investment power over the securities reported herein that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the securities reported herein held by the Funds. Of the 1,157,507 shares beneficially owned, Dimensional has sole voting power over 1,139,577 shares, sole dispositive power over all shares beneficially owned and shared voting and dispositive power over none of such shares. All securities reported herein are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(11)	Includes (i) 566,667 shares held by the ECM Trust for the benefit of Daniel W. MacDonald, of which Mr. D. MacDonald serves as co-trustee and is the beneficiary, and (ii) 581,033 shares held by The Daniel W. MacDonald Revocable Living Trust, of which Mr. D. MacDonald serves as the sole trustee.

(12)	Includes (i) 103,965 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 103,965 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 103,965 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 88,942 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, of which Ms. S. MacDonald serves as co-trustee and is the beneficiary, (v) 86,725 shares held by the RGM Non-Exempt Trust, of which Richard G. MacDonald is the settlor with the right to replace shares at any time with property of equal value, (vi) 203,611 shares held by the RGM Exempt Trust, of which Richard G. MacDonald is the settlor with the right to replace shares at any time with property of equal value, and (vii) 304,573 shares held by Ms. S. MacDonald directly. Richard G. MacDonald (“Mr. R. MacDonald”) is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, the RGM Non-Exempt Trust and the RGM Exempt Trust) and may be deemed to beneficially own all of such shares. The shares held by each of The Whitney E. MacDonald GST Trust-1997, The Jonathan S. MacDonald GST Trust-1997 and The Robert C. MacDonald GST Trust-1997 (collectively, the “GST Trusts”), may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Ms. S. MacDonald disclaims beneficial ownership of the shares held by the GST Trusts.

(13)	Includes (i) 103,965 shares held by The Whitney E. MacDonald GST Trust-1997, (ii) 103,965 shares held by The Jonathan S. MacDonald GST Trust-1997, (iii) 103,965 shares held by The Robert C. MacDonald GST Trust-1997, (iv) 88,942 shares held by the ECM Trust for the benefit of Ms. S. MacDonald, the wife of Mr. R. MacDonald, and of which Mr. R. MacDonald’s wife serves as co-trustee, (v) 86,725 shares held by the RGM Non-Exempt Trust, of which Mr. R. MacDonald is the settlor with the right to replace shares at any time with property of equal value, (vi) 203,611 shares held by the RGM Exempt Trust, of which Mr. R. MacDonald is the settlor with the right to replace shares at any time with property of equal value, and (vii) 304,573 shares held directly by Mr. R. MacDonald’s wife (Ms. S. MacDonald). The shares held by each of the GST may be replaced at any time by Ms. S. MacDonald, the grantor of such trusts, with property of equivalent value and, therefore, Ms. S. MacDonald may be deemed to beneficially own all such shares. Mr. R. MacDonald is the sole trustee of each of the aforementioned trusts (other than the ECM Trust, the RGM Non-Exempt Trust and the RGM Exempt Trust) and may be deemed to beneficially own all of the shares held by such trusts. Mr. R. MacDonald disclaims beneficial ownership of all of the shares described in this footnote.

(14)	Information is based on a Schedule 13G/A filed with the SEC on February 3, 2011 by Rutabaga Capital Management (“Rutabaga”). Rutabaga, located at 64 Board Street, Third Floor, Boston, Massachusetts 02109, is an investment advisor in accordance with Section 240.13d-1(b)(1)(ii)(E). Of the 740,767 shares beneficially owned, Rutabaga claims sole voting power over 631,667 shares, shared voting power over 109,100 shares and sole power to dispose of all such shares.

(15)	Information is based on a Schedule 13G filed with the SEC on March 30, 2011 by Coliseum Capital Management, LLC (“CCM”), Coliseum Capital, LLC (“CC”), Coliseum Capital Partners, L.P. (“CCP”), Blackwell Partners, LLC (“Blackwell”), Adam Gray (“Gray”) and Christopher Shackelton (“Shackelton” and collectively, the “Coliseum Reporting Persons”). The address of the Coliseum Reporting Persons (other than Blackwell) is 767 Third Avenue, 35th Floor, New York, NY 10017 and the address of Blackwell is c/o DUMAC, LLC, 406 Blackwell Street, Suite 300, Durham, NC 27701. The Coliseum Reporting Persons may be deemed to be members of a group with respect to the shares owned of record by CCP and Blackwell. CCP is the record owner of 403,370 shares and Blackwell is the record owner of 324,531 shares. Of the 727,901 shares beneficially owned by the Coliseum Reporting Persons, CCM, Gray and Shackelton have shared voting and dispositive power over all shares beneficially owned, CC and CCP have shared voting and dispositive power over 403,370 shares beneficially owned, and Blackwell has shared voting and dispositive power over 324,531 shares beneficially owned.

(16)	All shares are held by the New Century Trust, of which Mr. Roddy serves as co-trustee. The shares held by the New Century Trust may be replaced at any time by Mr. S. MacDonald, the grantor, with property of equivalent value. Mr. Roddy disclaims beneficial ownership of all shares held by the New Century Trust. Mr. Roddy’s mailing address is c/o Loring, Wolcott & Coolidge, 230 Congress Street, Boston, Massachusetts 02110.

(17)	Includes shares issuable upon the exercise of options which are currently exercisable or exercisable within 60 days of April 4, 2011 as follows: Mr. Shea 179,665 shares, Mr. MacLellan 134,062 shares; Mr. Tuttle 110,767 shares; Mr. Emma 91,994 shares; Mr. Bullock 58,254 shares; Mr. McCauley 50,254 shares; Mr. Jenny 50,254 shares; Mr. Bryan 37,754 shares; Ms. Tocio 42,754 shares; Mr. Meagher 17,716 shares; Mr. Robertson 20,038 shares; and Mr. Ginsberg 5,000 shares.

(18)	Includes 1,221,393 shares issuable upon the exercise of stock options which are currently exercisable or exercisable within 60 days of April 4, 2011.

PLEASE VOTE TODAY!
SEE REVERSE SIDE
FOR THREE EASY WAYS TO VOTE.
▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

MAC-GRAY CORPORATION
2011 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY TUC INVESTOR VALUE CREATION GROUP, LLC,
KOVPAK II, LLC, RICHARD DREXLER,
MICHAEL J. SOENEN AND
BENJAMIN KOVLER (COLLECTIVELY, THE “PARTICIPANTS”).

G O L D	The undersigned, revoking all proxies previously given, hereby appoints and constitutes Richard Drexler and Benjamin Kovler, or any of them, as attorneys and proxies, with full power of substitution and resubstitution, to represent the undersigned at the Annual Meeting of Stockholders of Mac-Gray Corporation (“Mac-Gray”) to be held on May 18, 2011 at 9:00 a.m. local time, at the Goodwin Procter LLP Conference Center, Second Floor, Exchange Place, 53 State Street, Boston, Massachusetts, and at any adjournments or postponements thereof, to vote all shares of common stock of Mac-Gray held or owned by the undersigned as directed below, and in their discretion upon such other matters which the Participants do not know, a reasonable time before the solicitation, are to be presented at the meeting.

P R O X Y	Upon proper execution of this proxy, all shares of common stock of Mac-Gray held or owned by the undersigned will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO THE ELECTION OF A DIRECTOR OR A PROPOSAL, ALL SUCH SHARES WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH DIRECTOR OR PROPOSAL: (I) “FOR” RICHARD DREXLER, MICHAEL J. SOENEN AND BENJAMIN KOVLER, (II) “FOR” PROPOSAL 2, 3, AND 6 (III) “AGAINST” PROPOSAL 4 AND (IV) WITH RESPECT TO PROPOSAL 5, TO HAVE A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION EVERY YEAR.
YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY.
(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

YOUR VOTE IS IMPORTANT
Please take a moment now to vote your shares of Mac-Gray Corporation
Common Stock for the upcoming Annual Meeting of Stockholders.
PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-388-1536, on a touch-tone phone. If outside the U.S. or Canada, call 1-215-521-4790. Please follow the simple instructions. You will be required to provide the unique control number printed below.

OR
2.	Vote by Internet—Please access https://www.proxyvotenow.com/tuc, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below.

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.
OR
3.	Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: TUC Investor Value Creation Group, c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155
▼ TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒	Please mark your vote as in this example
WE RECOMMEND A VOTE FOR THE ELECTION OF RICHARD DREXLER, MICHAEL J. SOENEN AND BENJAMIN KOVLER, FOR PROPOSAL 3, AGAINST PROPOSAL 4 AND, WITH RESPECT TO PROPOSAL 5, TO HAVE A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION EVERY YEAR. WE MAKE NO RECOMMENDATION AS TO PROPOSALS 2 AND 6.

PROPOSAL 1— To elect: 1 Richard Drexler, 2 Michael J. Soenen and 3 Benjamin Kovler to the Board of Directors.

FOR	WITHHOLD	FOR ALL, WITH
ALL	FROM ALL	EXCEPTIONS
☐	☐	☐
INSTRUCTIONS: To withhold authority to vote for any individual Nominee(s) mark the “FOR ALL, WITH EXCEPTIONS” box and write the number of the excepted nominee(s) in the space below.

PROPOSAL 2—	To approve an amendment to the 2009 Mac-Gray Corporation Stock Option and Incentive Plan to increase the number of shares of Mac-Gray’s common stock authorized for issuance under such plan from 2,300,000 to 4,100,000 shares.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3—	Stockholder proposal requesting declassification of the Board of Directors.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4—	To approve the overall compensation of Mac-Gray’s named executive officers.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 5—	To recommend the frequency of executive compensation voting.

☐ 3 YEARS	☐ 2 YEARS	☐ 1 YEAR	☐ ABSTAIN

PROPOSAL 6— To approve Mac-Gray’s independent registered public accounting firm.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated: , 2011

Signature(s)

Signature (if held jointly)

Title(s), if any

Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.